iShares®

iShares Trust

Supplement dated March 2, 2009

to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”),

each dated July 1, 2008 (as revised December 8, 2008)

for the iShares Barclays 20+ Year Treasury Bond Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and the SAI.

Change in Underlying Index Name

Effective immediately, all references in the Prospectus and SAI to the name of the Fund’s Underlying Index are changed as follows:

Former Name of Underlying Index	New Name of Underlying Index

Barclays Capital 20+ Year U.S. Treasury Index	Barclays Capital U.S. Treasury 20+ Year Index

The name change is the result of changes in naming conventions by Barclays Capital Inc., the index provider, and will not result in changes to the Fund’s investment objective or principal investment strategies.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-TLT-0309

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